EXHIBIT 10.9

                          PLAN AND AGREEMENT OF MERGER

                                       OF

                     FAMILY DENTAL SERVICES OF TEXAS, INC.,
                               A TEXAS CORPORATION

                                  WITH AND INTO

                          CASTLE DENTAL CENTERS, INC.,
                             A DELAWARE CORPORATION


        THIS PLAN AND AGREEMENT OF MERGER (the "Plan of Merger"), is entered into on December __, 1995, by and between FAMILY DENTAL SERVICES OF TEXAS, INC., a Texas corporation (the "Acquired Corporation"), and CASTLE DENTAL CENTERS, INC., a Delaware corporation (the "Surviving Corporation"), both of which are sometimes referred to herein individually as a "Constituent Corporation" and collectively as the "Constituent Corporations."

        WHEREAS, the respective Boards of Directors of each of the Constituent Corporations deem it advisable and in the best interests of the Constituent Corporations that the Acquired Corporation be merged with and into the Surviving Corporation, as authorized and permitted by the applicable laws of the States of Texas and Delaware, pursuant to the terms and conditions set forth in this Plan of Merger;

        NOW, THEREFORE, in consideration of the foregoing and of the premises and mutual agreements and covenants contained in this Plan of Merger, and for the purpose of prescribing (1) the terms and conditions of the merger of the Acquired Corporation with and into the Surviving Corporation (the "Merger"), (2) the mode of carrying the same into effect, (3) the manner of converting the shares of the Acquired Corporation into shares of the Surviving Corporation, and
(4) such other details and provisions of the Merger as are deemed necessary and desirable, the Constituent Corporations, subject to the approval or adoption of this Plan of Merger by the stockholders or shareholders, as the case may be, of each of the Constituent Corporations, and subject to the terms and conditions set forth herein, hereby agree as follows:

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        1. THE MERGER. On the Effective Date (as defined below) of the Merger, the Acquired Corporation shall be merged with and into the Surviving Corporation, which shall not be a new corporation, but which shall continue its corporate existence as a Delaware corporation as the Surviving Corporation and the separate corporate existence of the Acquired Corporation shall cease.

        2. CONVERSION OR EXCHANGE OF SHARES. The manner of converting or exchanging the outstanding shares of the capital stock of the Acquired Corporation into the shares or other securities of the Surviving Corporation shall be as follows:

        (a) On the Effective Date, each share of the common stock, no par value per share, of the Acquired Corporation issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without action on the part of the holder thereof, be automatically converted into 4,000 shares of the common stock, $0.01 par value per share, of the Surviving Corporation.

        (b) On or after the Effective Date, each holder of a certificate representing shares of the common stock, no par value per share, of the Acquired Corporation may at such holder's option surrender such certificate to the Surviving Corporation for cancellation and receive in exchange therefor a certificate representing the number of shares of the common stock, $0.01 par value per share, of the Surviving Corporation into which the surrendered shares of the Acquired Corporation shall have been converted in accordance with Section 2(a) above. Until so surrendered, each outstanding certificate theretofore representing shares of the common stock, no par value per share, of the Acquired Corporation shall be deemed for all purposes to represent the number of shares of the common stock, $0.01 par value per share, of the Surviving Corporation into which such shares of the Acquired Corporation shall have been converted. No certificates or scrips for fractional shares shall be issued.

        3. ARTICLES OF INCORPORATION AND BYLAWS. The Articles of Incorporation and Bylaws of the Surviving Corporation as existing, constituted and in effect immediately prior to the Effective Date shall, from and after the Effective Date, be and constitute the Articles of Incorporation and Bylaws, respectively, of the Surviving Corporation, until amended as provided in the articles or bylaws.

        4. EFFECTIVE DATE. The effective date of the merger ("Effective Date") will be December __, 1995.

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        5. SECRETARY CERTIFICATION. The Secretary of the Surviving Corporation,
by signing below, certifies that the Plan of Merger has been adopted by the Board of Directors of the Surviving Corporation pursuant to subsection 251(f) of the General Corporation Law of Delaware and that no shares of stock of the Surviving Corporation were issued prior to the adoption by the Board of Directors of the resolution approving the Plan of Merger.

        IN WITNESS WHEREOF, this Plan of Merger is executed as of the ____ day of December 1995, to be effective as of the Effective Date.

                                    FAMILY DENTAL SERVICES OF TEXAS, INC.,
                                    a Texas corporation


                                    By:
                                            Jack H.  Castle, Jr., President

ATTEST:


By:
        Loretta M.  Castle, Secretary

                                    CASTLE DENTAL CENTERS, INC.,
                                    a Delaware corporation


                                    By:
                                            Jack H.  Castle, Jr., President

ATTEST:


By:
        Loretta M. Castle, Secretary

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